EXHIBIT 99.1

Access Plans USA, Inc. Announces Results for First Quarter 2008: Revenue Up 27 Percent; Core Earnings Growth in Two Principal Operating Units; Non-Core Charges Result in Loss for the Quarter

            Access Plans USA, Inc. - Financial Highlights
          (Dollars in Thousands, except per share amounts)

                                    For the Quarter Ended
                                          March 31,
                                    ---------------------       %
                                      2008         2007       Change
                                      ----         ----       ------

 Commission and Service Revenues    $ 10,585    $  8,325        27%
 Net Loss                             (1,043)       (325)       **
 Net Loss per Share                 $  (0.05)   $  (0.02)       **
 Core Earnings:*
   Excluding Regional Healthcare    $    407    $    (45)       **
   Regional Healthcare                  (234)        292        **
                                    ---------   ---------
     Total Core Earnings            $    173    $    247       -30%
                                    =========   =========

 *  Core Earnings comprise pre-tax income before charges for depreciation, amortization, non-cash stock compensation, goodwill and other non-cash charges, accelerated commission payments, restructuring charges, and significant legal/settlement costs related to prior year activities.
 ** Not meaningful.

IRVING, Texas, May 9, 2008 (PRIME NEWSWIRE) -- Access Plans USA, Inc. (Nasdaq:AUSA), a nationwide distributor of health insurance and non-insurance healthcare programs that provide access to affordable healthcare for the growing number of uninsured and/or underinsured in the United States, reported its financial results for the quarter ended March 31, 2008.

First quarter revenue grew 27% to $10.6 million, primarily reflecting revenue increases attributable to the acquisitions of the Insurance Marketing operations on January 30, 2007 and Protective Marketing Enterprises, Inc. (PME) on October 1, 2007. The 27% revenue growth is net of a $0.9 million loss of revenue in Regional Healthcare resulting from the previously disclosed loss of two major contracts. The Regional Healthcare revenue loss also had an adverse impact on total core earnings, resulting in a $74 thousand decline to $173 thousand for the 2008 first quarter. Absent Regional Healthcare, core earnings, inclusive of the Company's two principal operating units, grew from a modest loss in last year's first quarter to core earnings of $407 thousand for the 2008 first quarter.

The Company continues to measure its performance on "core earnings", in addition to GAAP (generally accepted accounting principles) results, because the Company believes the "core earnings" measure better recognizes the underlying operating activity and improvements of the company. The tables that follow include a reconciliation of non-GAAP financial measures to comparable GAAP measures.

Net loss for the 2008 first quarter was $1.04 million, a $718 thousand increase over the loss of $325 thousand in the corresponding prior year first quarter. Regional Healthcare accounted for $665 thousand of this variance. Additionally, 2008 first quarter charges included $327 thousand attributable to the immediate expensing of accelerated commissions paid on a new Consumer Plan program and $300 thousand in connection with a re-assessment of the Company's exposure attributable to the previously disclosed litigation resulting from prior years' activities.

"Our first quarter results were not unexpected -- as we noted in our announcement of year-end 2007 results, we expect volatility in our results, particularly during the first half of 2008," said Ian R. Stuart, Interim President and Chief Executive Officer of Access Plans USA. "We have started the year with positive momentum in the underlying results of both our Consumer Plan and Insurance Marketing divisions. During the first quarter of 2008, Consumer Plan focused its efforts on integrating the merger of the PME back-office operations with the Company's legacy Capella operations, developing new products and pursuing a number of new marketing opportunities which the Company believes will generate increased revenue and earnings in the second half of the year. In Insurance Marketing, we concentrated on growing the major medical book of business and further developing with Health Benefits Direct the new Insurint(tm) quoting technology, which we rolled out to our agents on May 1, 2008."

"We also have started to make progress toward rehabilitating our Regional Healthcare Division," Stuart added. "Recently, the Ysleta Independent School District, which currently accounts for 45% of this division's revenue, determined it was in its best interests to retain the current contract through the end of 2009. Additionally, we have received preliminary expressions of interest from several parties regarding leveraging Regional Healthcare's claims administration capabilities and accessing our local proprietary hospital and physician networks. We also recently commenced pro-active marketing of the division's products and services. Our objective is to eliminate, later this year, the Regional Healthcare losses we are currently experiencing."

Additional financial information is set forth on the following pages:

 * Condensed Consolidated Statement of Operations, Cash Flow and
   Balance Sheet Data
 * Reconciliation of GAAP to Non-GAAP (Core Earnings) Financial
   Measures
 * Supplementary Financial Data

About Access Plans USA

Access Plans USA provides access to affordable healthcare to individuals and families. Our health insurance products and our non-insurance healthcare discount programs are designed as affordable solutions for the growing number of uninsured and underinsured seeking a way to address rising healthcare costs. We also offer third party claims administration, provider network management, and utilization management services to employers and groups that choose to utilize partially self funded strategies to finance their benefit programs. We are committed to assuring that our clients have access to the healthcare that they need at prices they can afford. For more information on Access Plans USA, Inc. please visit www.accessplansusa.com.

The Access Plans USA, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3487

Disclaimer

Certain statements included in this news release constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate", "believes", "expects", "may", "will", or "should", or other variations thereon, and by discussions of strategies that involve risks and uncertainties. Access Plans USA, Inc. actual results or industry results may be materially different from any future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2007 and each of the Quarterly Reports on Form 10-Q filed since such date. The Company undertakes no obligation to update any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events, or otherwise.

                       Access Plans USA, Inc.
    Condensed Consolidated Statement of Operations, Cash Flow and
                         Financial Condition
          (Dollars in Thousands, except per share amounts)

                                                For the Quarter Ended
                                                       March 31,
                                                --------------------
                                                  2008        2007
                                                --------    --------
 Statement of Operations Data
 Commission and service revenue                 $ 10,585    $  8,325
 Total operating expenses                         11,607       8,621
                                                --------    --------
   Loss before income taxes                       (1,022)       (296)
 Provision for income tax expense                     21          29
                                                --------    --------
   Net loss                                     $ (1,043)   $   (325)
                                                ========    ========

 Net loss per share - fully diluted(1)          $  (0.05)   $  (0.02)
                                                ========    ========

 (1) Basic per share amounts approximate fully diluted per share amounts.
                                                For the Quarter Ended
                                                       March 31,
                                                --------------------
                                                  2008        2007
                                                --------    --------
 Statement of Cash Flows Data
 Net cash provided (used) by:
   Operating activities                         $   (793)   $    659
   Investing activities                           (1,339)       (108)
   Financing activities                              793         (34)
                                                --------    --------
 Net increase (decrease) in cash                $ (1,339)   $    517
                                                ========    ========

                                                March 31, December 31,
 Balance Sheet Data                               2008        2007
                                                --------    --------
 Unrestricted cash                              $  1,372    $  2,711
 Total debt                                        1,860       1,255
 Working capital                                   1,283       1,076
 Goodwill and other intangible assets              9,196       9,449
 Shareholders' equity                             10,250      11,257

                       Access Plans USA, Inc.
 Reconciliation of GAAP to Non-GAAP (Core Earnings) Financial Measures
                       (Dollars in Thousands)

                                                                Year
                                                                ended
                    2008                  2007                 Dec 31,
                   -------  --------------------------------  --------
                     1Q       4Q      3Q        2Q      1Q      2007
                   -------  ------  -------  -------  ------  --------
 Pre-tax earnings
  (loss) - GAAP
    * Consumer
       Plan        $  (270) $  267  $(3,179) $  (640) $  156   $(3,396)
    * Insurance
       Marketing       258     228   (4,452)    (107)    (40)   (4,371)
    * Regional
       Healthcare     (405)    300      (44)  (4,086)    265    (3,565)
    * Corporate       (605)   (594)    (546)    (597)   (677)   (2,414)
                   -------  ------  -------  -------  ------   -------
       Consolidated
        Total      $(1,022) $  201  $(8,221) $(5,430) $ (296) $(13,746)
                   -------  ------  -------  -------  ------   -------

 Reconciling items
  - add back:
 a) Goodwill
     valuation
     charges:
    * Consumer Plan     --      --    3,377       --      --     3,377
    * Insurance
       Marketing        --      --    4,600       --      --     4,600
    * Regional
       Healthcare       --      --       --    4,092      --     4,092
 b) Other
     impairment
     charges
     relating to
     unsuccessful
     marketing
     initiatives:
    * Consumer Plan     --      28       --      522      --       550
    * Insurance
       Marketing        --      --       --      174      --       174
 c) Intangible
     asset
     amortization:
    * Consumer
       Plan             46      46       --       --      --        46
    * Insurance
       Marketing       209     209      209      209     140       767
 d) Depreciation
     charges
    * Consumer Plan     45      53       36       27      75       191
    * Insurance
       Marketing         9       7        6        5       3        21
    * Regional
       Healthcare       25      25       25       26      27       103
    * Corporate          2       2        1        1       2         6
 e) Non-cash stock
     compensation:
    * Corporate         36      34       52       59     259       404
 f) Legal and
     settlement
     costs:
    * Consumer Plan    300      53       93      406      37       589
    * Regional
       Healthcare      146      49      219      239      --       507
    * Corporate         50      --       --       --      --        --
 g) PME upfront
     commissions
     paid:
    * Consumer Plan    327      53       93      406      37       589

 Pre-tax core
  earnings -
  non-GAAP:
    * Consumer
       Plan        $   448  $  447  $   327  $   315  $  268   $ 1,357
    * Insurance
       Marketing       476     444      363      281     103     1,191
    * Regional
       Healthcare     (234)    374      200      271     292     1,137
    * Corporate       (517)   (558)    (493)    (537)   (416)   (2,004)
                   -------  ------  -------  -------  ------   -------
                   $   173  $  707  $   397  $   330  $  247   $ 1,681
                   =======  ======  =======  =======  ======   =======

                       Access Plans USA, Inc.
                 Supplementary Financial Information
                       (Dollars in Thousands)
                                                                Year
                                                                ended
                    2008                  2007                 Dec. 31,
                  -------  ----------------------------------  -------
                     1Q       4Q       3Q       2Q       1Q      2007
                  -------  -------  -------  -------  -------  -------
 Consumer Plan
  Division(1)
 Member count at
  quarter-end:(2)
  Program          46,655   38,270   27,902   28,965   30,649   38,270
  Network Access   38,895   46,718      n/a      n/a      n/a   46,718

 Revenues         $ 3,928  $ 4,273  $ 3,140  $ 3,269  $ 3,121  $13,803
 Core Earnings        448      447      327      315      268    1,357
  Operating
   margin            11.4%    10.5%    10.4%     9.6%     8.6%     9.8%
                  =======  =======  =======  =======  =======  =======

 Insurance
  Marketing
  Division(3)
 Policies
  in-force at
  quarter-end:
  Major medical
   policies        17,455   16,440   15,317   14,353   13,665   16,440
  Medicare
   supplement
   policies        10,844   12,873   13,305   13,549   14,107   12,873

 Revenues         $ 5,809  $ 5,640  $ 5,675  $ 5,403  $ 3,416  $20,134
 Core Earnings        476      444      363      281      103    1,191
  Operating
   margin             8.2%     7.9%     6.4%     5.2%     3.0%     5.9%
                  =======  =======  =======  =======  =======  =======

 Regional
  Healthcare
  Division
 Member count at
  quarter-end:     11,067   25,612   28,215   29,666   31,005   25,612

 Revenues         $   848  $ 1,603  $ 1,619  $ 1,709  $ 1,770  $ 6,701
 Core Earnings       (234)     374      200      271      292    1,137
  Operating
   margin          -27.6%     23.3%    12.4%    15.9%    16.5%    17.0%
                  =======  =======  =======  =======  =======  =======

 Total Revenues
 Consumer Plan    $ 3,928  $ 4,273  $ 3,140  $ 3,269  $ 3,121  $13,803
 Insurance
  Marketing         5,809    5,640    5,675    5,403    3,416   20,134
 Regional
  Healthcare          848    1,603    1,619    1,709    1,770    6,701
 Corporate             --        4        5        9       18       36
                  -------  -------  -------  -------  -------  -------
  Consolidated
   total revenue  $10,585  $11,520  $10,439  $10,390  $ 8,325  $40,674
                  =======  =======  =======  =======  =======  =======

 Total Core
  Earnings
 Consumer Plan    $   448  $   447  $   327  $   315  $   268  $ 1,357
 Insurance
  Marketing           476      444      363      281      103    1,191
 Regional
  Healthcare         (234)     374      200      271      292    1,137
 Corporate           (517)    (558)    (493)    (537)    (416)  (2,004)
                  -------  -------  -------  -------  -------  -------
  Consolidated
   total          $   173  $   707  $   397  $   330  $   247  $ 1,681
                  =======  =======  =======  =======  =======  =======

 (1) Protective Marketing Enterprises (PME) was acquired October 1,
     2007. Accordingly, results for fiscal 3Q07 and prior exclude PME results.
 (2) Consumer Plan member count has been segregated into two categories: a) "program members" -- customers who purchase an entire product/program that we have developed and sold, either directly or through a wholesale relationship - and b) "network access" members where we provide access to networks, primarily our proprietary dental and vision networks, through wholesale lease arrangements.
 (3) The Insurance Marketing Division was acquired January 30, 2007.
     Accordingly, results for January 2007 have been excluded.

CONTACT:  Access Plans USA, Inc.
          Robert Bintliff, Chief Financial Officer
            972-915-3205
          Nancy Zalud, VP-Communications
            972-915-3218